FINANCIAL INCOME, NET - Schedule of financial income, net (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Schedule of financial expenses, net [Abstract]
Bank fees	$ (5)	$ (9)
Interest income	49	98
Exchange rate differences	8	3
Total financial income, net	$ 52	$ 92